Exhibit 99.1

1 Healthcare Trust, Inc. Third Quarter 2021 Investor Webcast Presentation

2 Q3’21 Company Overview (1) Based on total real estate investments, at cost of $2.6 billion, net of gross market lease intangible liabilities of $10.7 mi lli on as of September 30, 2021. (2) Percentages are based on NOI for the nine months ended September 30, 2021 and for the nine months ended September 30, 2020. S ee appendix for Non - GAAP reconciliations. (3) See Definitions in the Appendix for a full description. (4) Assuming no expirations or terminations and that non - binding letters of intent will lead to a definitive lease that will commenc e on its contemplated terms, which is not assured. Leases and potential leases in the Forward Leasing Pipeline commence at various times during 2021 and 2022. The Forward Leasing Pipeline should not be considered an indication of future performance . (5) Refer to slide 7 for additional information. (6) Refer to slide 7 for additional information. Based on square feet as of the respective acquisition date for closed transactio ns . HTI is a $2.6 billion (1) healthcare real estate portfolio focused on Medical Office Buildings (“MOB”) and Senior Housing Operating Properties (“SHOP”) High Quality Portfolio x High - quality portfolio featuring 201 healthcare properties that are 59% MOB, 32% SHOP and 9% Triple Net Leased (“NNN”) (2) x High MOB and NNN portfolio Occupancy of 91.5%. HTI also has a forward Leasing Pipeline (3) of 12,000 SF that is expected to increase MOB and NNN portfolio Occupancy to 91.8% and annualized straight - line rent by nearly $258,000 (4) x Geographically diversified across 33 states with select concentrations in states that management believes to have favorable demographic tailwinds x SHOP portfolio Occupancy increased for the second consecutive quarter, increasing by 2.1% from 72.7% in Q1'21 to 74.8% in Q3’ 21, as COVID - 19 - related headwinds subside x Year - to - date HTI, invested $8 million in its SHOP assets to enhance and improve marketability as management expects demand to rebound strongly as COVID - 19 dissipates Diligent Acquisition Program (5) x Total 2021 closed and pipeline acquisitions of $160 million at a weighted average Cap Rate (3) of 7.7%, including six acquisitions closed in Q3’21 for $104 million at a 7.8% weighted average Cap Rate x 2021 closed acquisitions are expected to generate approximately $13 million of Annualized Straight - Line Base Rent (3) over a weighted average Lease Term Remaining (3) of approximately 12 years (6) x Q3’21 acquisition pipeline includes three MOB properties to be acquired for $13 million at a 7.5% weighted average Cap Rate Resilient Performance x Collected approximately 100% of the original Cash Rent (3) due across the MOB and NNN portfolios in 2021 and 2020 x Year - over - year, HTI’s exposure to MOB and NNN assets increased from 60% to 68% (2) in part due to high - quality MOB acquisitions, which management believes to have more predictable cash flows than SHOP assets, and strategic SHOP dispositions Experienced Management Team x Proven track record with significant public REIT market experience x SHOP portfolio with a dedicated management team led by John Rimbach along with his key operating personnel from WESTLiving

3 100% MOB and NNN Original Cash Rent Collection HTI continues to collect approximately 100% of the original Cash Rent due across the MOB and NNN portfolios in 2020 and 2021. Management expects this trend to continue Note: Percentages are approximate. Collection data as of November 15, 2021. Collection data includes both Cash Rent paid in full and in part pursuant to an amendment to an existing lease agre em ent to defer for a certain portion of Cash Rent due or otherwise. Collection data excludes Cash Rent paid after November 15, 2021, that would apply to prior quarters. Total rent collected during the period includes both original Cash Rent due and p ayments made by tenants pursuant to rent deferral agreements. The deferred rent portion represented less than 1% of the original Cash Rent due. See definition of Cash Rent for further details. This information may not be indicative of any future period. The impact of t he COVID - 19 pandemic on our future results of operations and liquidity will depend on the overall length and severity of the COVID - 19 pandemic, which management is unable to predict. 100% 100% 100% 100% 100% 98% Q3'2021 Q2'2021 Q1'2021 Q4'2020 Q3'2020 Q2'2020 Quarterly Original Cash Rent Collection Rates

4 (1) Based on square footage as of September 30, 2021 and excludes the SHOP portfolio. Including the SHOP portfolio, portfolio occ upa ncy would have been 84.1% as of September 30, 2021. (2) Based on total real estate investments, at cost of $2.6 billion, net of gross market lease intangible liabilities of $10.7 mi lli on as of September 30, 2021. (3) See Definitions in the Appendix for a full description. Portfolio Snapshot High - quality healthcare portfolio featuring an MOB and NNN portfolio that is 91% occupied (1) and a 4.1 million square foot SHOP portfolio operated by top U.S. Healthcare brands PROPERTIES Medical Office Buildings 131 _ Senior Housing – Operating (SHOP) 54 _ Post - Acute Care/Skilled Nursing – NNN 8 _ Hospitals – NNN 6 _ Land 2 _ MOB Senior Housing – Operating Post Acute/ Skilled Nursing – NNN Hospitals – NNN Occupancy (3) 90.9% 74.8% 100.0% 90.7% Weighted Average Remaining Lease Term (3) 4.9 Years N/A 6.1 Years 5.5 Years $2.6 Billion Invested (2) 201 Properties 9.3 Million Rentable Square Feet

5 59% 32% 9% MOB SHOP NNN PA 16% FL 12% IL 9% GA 9% IA 6% AZ 5% TX 5% CA 5% MI 5% WI 4% Other 24% Dynamic Portfolio Fundamentals HTI is focused on deploying capital into select, high - quality MOB and SHOP assets throughout the United States and increasing portfolio Occupancy Select Geographic Mix (1) Refer to slide 3 for additional information. (2) Percentages are based on NOI for the nine months ended September 30, 2021. See appendix for a reconciliation of aggregate NOI to aggregate GAAP net income. (3) Based on square feet as of September 30, 2021. $94 million NOI (2) Diversified Geographic Asset Exposure High - Quality Portfolio Top 10 States (3) MOB NNN SHOP x Dynamic portfolio featuring a balance of high - quality and resilient MOB & NNN assets that feature embedded contractual rental increases and an actively managed SHOP portfolio x Geographically diversified portfolio across 33 states with select state concentrations that management believes to have favorable demographic tailwinds x SHOP portfolio Occupancy increased for the second consecutive quarter, increasing by 2.1% from 72.7% in Q1'21 to 74.8% in Q3’21, as COVID - 19 - related headwinds subside x Collected approximately 100% of 2021 and 2020 original Cash Rent due across the MOB and NNN portfolios (1) Portfolio Highlights

6 x DaVita (NYSE: DVA) and Fresenius (NYSE: FMS) are industry leading publicly traded companies with a combined market cap of $30 billion (1) x UPMC is a leading health enterprise with over 92,000 employees and 800 clinical locations x The SHOP portfolio features an offering of core operating brands x HTI remains committed to developing strong partnerships with leading healthcare brands that we believe benefit patients and other stakeholders Strategic Partners HTI partners with top healthcare brands in well - established markets MOB SHOP (1) Market capitalization data as of November 15, 2021.

7 Year - to - date closed and pipeline acquisitions of $160 million at a 7.7% weighted average Cap Rate, including six acquisitions closed in Q3’21 for $104 million at a 7.8% weighted average Cap Rate. 2021 closed acquisitions are expected to generate approximately $13 million in Annualized Straight - Line Base Rent (1) Represents the contract purchase price and excludes acquisition costs which are capitalized per GAAP. The acquisition costs f or acquisitions completed during the nine months ended September 30, 2021, were $ 1.3 million. (2) See Definitions in the Appendix for a full description. (3) Weighted average remaining lease term is based on square feet as of the respective acquisition date for closed transactions. (4) Includes pipeline as of November 15, 2021. Definitive PSAs are subject to conditions and LOIs are non - binding. There can be no assurance these pipeline acquisit ions will be completed on their current terms, or at all. ($ in millions, square feet in thousands and lease term remaining in years) Diligent Acquisition Program 2021 Closed Transactions Property Type State Number of Properties Square Feet Purchase Price (1) Wtd . Avg. Cap Rate (2) Wtd . Avg. Lease Term Remaining (3) Closed Kingwood Executive Center MOB: Multi - Tenant TX 1 29 $6.6 3.1 Closed Q1’21 OrthoOne Hilliard MOB: Multi - Tenant OH 1 25 $4.9 5.8 Closed Q2’21 1800 South Douglas MOB MOB: Single - Tenant OK 1 21 $5.2 5.6 Closed Q2’21 Fort Wayne Ophthalmology MOB: Single - Tenant IN 2 31 $10.9 9.5 Closed Q2’21 Hefner Point MOB MOB: Multi - Tenant OK 1 27 $6.9 4.9 Closed Q2’21 Upstate NY MOB Portfolio MOB: Multi - Tenant NY 4 120 $19.7 3.0 Closed Q2 & Q3’21 St. Luke’s Heart & Vascular MOB MOB: Single - Tenant PA 1 13 $4.0 6.0 Closed Q3’21 Metro Eye MOB: Multi - Tenant MI 1 18 $5.6 15.0 Closed Q3’21 Naidu Clinic MOB: Single - Tenant TX 1 10 $3.7 11.9 Closed Q3’21 Marietta Memorial Cancer Center MOB: Single - Tenant OH 1 77 $79.9 16.5 Closed Q3’21 Total Closed 2021 14 371 $147.4 7.7% 11.8 Q4’2021 Pipeline (4) Property Type State Number of Properties Square Feet Purchase Price Wtd . Avg. Cap Rate Wtd . Avg. Lease Term Remaining Status Florida Medical Clinic MOB MOB: Single - Tenant FL 1 10 $2.6 5.0 PSA Executed Center for Advanced Dermatology MOB: Single - Tenant CO 1 8 $3.4 10.0 PSA Executed Pensacola Nephrology MOB MOB: Single - Tenant FL 1 18 $7.1 11.9 LOI Executed Total Pipeline 3 35 $13.1 7.5% 9.6 Total 2021 Closed Transactions + Q4’ 2021 Pipeline 17 406 $160.5 7.7% 11.6

8 Mortgage Debt ▪ $119 million, 21 property, CMBS Loan with KeyBank at a 4.6% fixed interest rate with maturity in 2028 ▪ $379 million mortgage loan with Capital One secured by 41 properties at a 3.7 % interest rate fixed by swap and maturity in 2026 ▪ The Company has six other mortgage loans with an aggregate balance of $ 52 million, secured by individual properties with a weighted - average interest rate of 3.6 % as of September 30, 2021 Credit Facilities ▪ Fannie Mae Master Credit Facilities : Made up of two facilities arranged by KeyBank and Capital One. The combined facility is secured by mortgages on 21 seniors housing properties ▪ Revolving Credit Facility and Term Loan : The credit facility and term loan mature in 2024 with exercise of the Company’s extension option and currently has total commitments of $630 million Capital Markets ▪ In Q4’21, HTI completed an $80 million Series B Preferred Stock Offering that received a BBB - investment grade rating from Egan - Jones Ratings Company, which management believes to reflect the high - quality and diversified nature of HTI’s portfolio x In the second quarter, HTI also completed a $57 million Series A Preferred Stock follow - on offering that provided attractive capital and financial flexibility to HTI Debt Capitalization (1) ($mm) Mortgage Notes Payable $549 Fannie Mae Master Revolving Credit Facilities $355 Total Secured Debt $904 Credit Facility – Revolving Credit Facility and Term Loan (1) $275 Total Unsecured Debt (1) $275 Total Debt $1,179 Weighted Average Interest Rate (2) 3.6% Key Capitalization Metrics ($mm) Net Debt (1) (3) $1,149 Net Leverage (3) 41.3% Balanced Capital Structure HTI continues to manage its capital structure, ensuring financial f lexibility and acquisition capacity throughout the COVID - 19 pandemic Note: Metrics as of and for the three months ended September 30, 2021. As of September 30, 2021, HTI had $29 .8 million of cash and equivalents and the current availability under the revolving credit facility was $ 166.5 million. The Company is subject to a covenant requiring it to maintain a combination of cash, cash equivalents and availability for future borrowings under the re vol ving credit facility totaling at least $50.0 million. (1) Excludes the effect of deferred financing costs, net and mortgage premiums/discounts, net. The equity interests and related r igh ts in our wholly owned subsidiaries that directly own or lease the eligible unencumbered real estate assets comprising the borrowing base of HTI’s credit facility are pledged for the benefit of the lenders thereunder. These real estate assets are n ot available to satisfy other debts and obligations, or to serve as collateral for any new indebtedness, unless the existing ind ebt edness secured by these properties is repaid or otherwise refinanced. (2) Weighted average interest rate based on balance outstanding as of September 30, 2021. (3) See Definitions in the Appendix for a full description. Conservative Leverage Profile

9 Resilient Performance HTI remains focused on growing its portfolio by diligently acquiring high - quality MOB assets and constructing a forward Leasing Pipeline that is expected to increase MOB and NNN occupancy to nearly 92% MOB and NNN Exposure (2) MOB and NNN Occupancy Strong Acquisition Pace x Year over year, HTI’s concentration of MOB and NNN assets increased from 60% to 68% in part due to high - quality MOB acquisitions, which management believes to have more predicable cash flows than SHOP assets, and strategic SHOP dispositions x Forward Leasing Pipeline of 12,000 SF that is expected to increase MOB and NNN Occupancy to 91.8% (1) x Through Q3’21, HTI continued to grow its high - quality portfolio and closed on 14 acquisitions totaling $147 million at a weighted average Cap Rate of 7.7% Operating Highlights (1) Assuming no expirations or terminations and that non - binding letter of intent will lead to a definitive lease that will commence on its contemplated terms, or at all, which is not assured. Leases and potential leases in the Forward Leasing Pipeline comme nc e at various times during 2021 and 2022. The Forward Leasing Pipeline should not be considered an indication of future performance . (2) Percentages are based on NOI for the nine months ended September 30, 2021 and for the nine months ended September 30, 2020. S ee appendix for Non - GAAP reconciliations. $109.6 $147.4 FY'2020 YTD 2021 91.5% 91.8% Q3'2021 Q3'2021 + Q4'2021 Leasing Pipeline 60.4% 68.6% Q3 2020 Q3 2021

10 Company Highlights HTI remains focused on generating leasing momentum, collecting 100% of the original Cash Rent due across the MOB and NNN portfolios and acquiring high - quality MOB properties while maintaining moderate leverage x Collected approximately 100% of the original Cash Rent due from the Company’s MOB and NNN portfolios in 2021 and 2020 (1) x High - Quality Portfolio of 201 healthcare properties comprised of 59% MOB, 32% SHOP and 9% NNN properties (2) x Diligent Acquisition Program (3) of over $160 million closed and pipeline acquisitions at a 7.7% weighted average Cap Rate, including six acquisitions closed in Q3’21 for $104 million at a 7.8% weighted average Cap Rate. 2021 closed acquisitions are expected to generate approximately $13 million in Annualized Straight - Line Base Rent x Resilient Performance with year over year increases in MOB and NNN portfolio exposure (2) and a forward Leasing Pipeline of 12,000 SF that is expected to increase MOB and NNN Occupancy to 91.8% (4) x Conservative Balance Sheet with Net Leverage of 41.3% x Experienced Management Team with a proven track record and significant public REIT experience (1) See slide 3 for further details. (2) Percentages based on NOI for the nine months ended September 30, 2021. See appendix for Non - GAAP reconciliations. (3) See slide 7 for further details. (4) Assuming no expirations or terminations and that non - binding letter of intent will lead to a definitive lease that will commence on its contemplated terms, or at all, which is not assured. Leases and potential leases in the Forward Leasing Pipeline comme nc e at various times during 2021 and 2022. The Forward Leasing Pipeline should not be considered an indication of future performance .

11 Experienced Leadership Team Jason Doyle Chief Financial Officer, Secretary, and Treasurer Mr. Doyle currently serves as the Chief Financial Officer, Treasurer and Secretary for HTI and also as Chief Financial Officer for American Finance Trust, Inc. (NASDAQ: AFIN). Mr. Doyle is a certified public accountant in Rhode Island, holds a B.S. from the University of Rhode Island and an M.B.A. from Babson College. Leslie D. Michelson Non - Executive Chairman, Audit Committee Chair Mr. Michelson has served as the chairman of Private Health Management, a retainer - based primary care medical practice management company from April 2007 until February 2020, and executive chairman and a director since March 2020. Mr. Michelson served as Vice Chairman and Chief Executive Officer of the Prostate Cancer Foundation, the world’s largest private source of prostate cancer research funding, from April 2002 until December 2006 and served on its board of directors from January 2002 until April 2013. David Ruggiero Vice President, Acquisitions Mr. Ruggiero currently serves as Vice President at the Company’s advisor with a primary focus on acquisitions. Mr. Ruggiero has over 20 years of commercial real estate experience and has advised on over $3 billion in healthcare real estate dispositions, acquisitions and financings. He earned an MS in Finance from Kellstadt Graduate School of Business at DePaul University and a BA from DePaul University. Trent Taylor Vice President, Asset Management Mr. Taylor currently serves as Vice President at the Company’s advisor with a primary focus on asset management and leasing. Mr. Taylor has over 12 years of commercial real estate and development experience. He earned an MS in Real Estate from New York University and BA in Accounting & Finance from the University of Central Florida. Michael Weil Chief Executive Officer Mr. Weil was named Healthcare Trust Inc.’s chief executive officer on August 23, 2018, which went into effect on September 12, 2018. He is a founding partner of AR Global and has served as a leading executive and board member on several publicly - traded and non - traded real estate companies. Additionally, he previously served as the Senior VP of sales and leasing for American Financial Realty Trust. Mr. Weil also served as president of the Board of Directors of the Real Estate Investment Securities Association (n/k/a ADISA). John Rimbach President of Healthcare Facilities Mr. Rimbach brings a strong expertise in seniors housing management which he established over a 30 - year career. Prior to joining the Company’s advisor, Mr. Rimbach served as President/CEO and Founder of WESTLiving , LLC, where he provided overall leadership and strategic direction for this large seniors housing portfolio. Prior to that, Mr. Rimbach served as COO of AF Evans Company Inc. from 1999 to 2008, and was the Development Director of NCB Development Corporation from 1993 to 1999.

12 Dedicated SHOP Team Kimberly Holmes: VP – Operational Analytics ▪ 25 year career in senior housing and hospitality ▪ Her work on financial analysis, planning and benchmarking will translate into operational plans and action items for the portfolio Susan K. Rice, RN: VP – Clinical Operations ▪ 30 year career in the healthcare industry ▪ Extensive knowledge in clinical areas and processes to monitor and validate care outcomes, quality and compliance Patrick Collins: Chief Operating Officer ▪ Patrick’s responsibilities are to drive operational performance of HTI's operator/manager partners ▪ His 26 year career touches upon all aspects of operating a senior housing community John Rimbach: President of Healthcare Facilities ▪ Former President, CEO & Founder of WESTLiving ▪ 30 year career in the financing, development, acquisition, ownership and operation of senior housing portfolios Angie Ehlers: VP – Sales & Marketing ▪ Over her 26 year career, Angie has directed sales and marketing efforts at many senior level positions ▪ Her experience allows her to provide unique insight into markets and product positioning for the HTI SHOP portfolio John Rimbach joined the management team of HTI’s advisor along with his key operating personnel from WESTLiving . This experienced group plays an essential role in managing the Company’s significant operating portfolio

13 Board of Directors Lee M. Elman Independent Director Independent director of the Company since August 2015 Founder & President of Elman Investors Inc., an international real - estate investment banking firm 40+ years of real estate investment experience in the US and abroad Mr. Elman holds a J.D. from Yale Law School and a B.A. from Princeton University’s Woodrow Wilson School of Public and Intern ati onal Affairs Leslie Michelson Non - Executive Chairman, Audit Committee Chair Chairman of Private Health Management from April 2007 until February 2020, and executive chairman and a director since March 202 0 Vice Chairman and Chief Executive Officer of the Prostate Cancer Foundation, from April 2002 until December 2006 and served o n i ts board of directors from January 2002 until April 2013 B.J. Penn Independent Director Mr. Penn serves as president of Penn Construction Group, Inc., and as president and chief executive officer of Genesis IV, LL C Mr. Penn is the chairman of the board of directors of Spectra Systems Corporation, is a trustee emeritus at the George Washin gto n University and serves on the boards of the National Trust for the Humanities and the Naval Historic Foundation. Edward Rendell Independent Director Independent director of the Company since December 2015 45th Governor of the Commonwealth of Pennsylvania from 2003 through 2011 Mayor of Philadelphia from 1992 through 2000 Strong Corporate Governance Elizabeth K. Tuppeny Independent Director, Nominating and Corporate Governance Committee Chair Chief Executive Officer and founder of Domus, Inc., since 1993 30 years of experience in the branding and advertising industries, with a focus on Fortune 50 companies Ms. Tuppeny also founded EKT Development, LLC to pursue entertainment projects in publishing, feature film and education vide o g ames Majority Independent Board of Directors, including an audit committee and nominating and corporate governance committee comprised solely of independent directors Michael Weil Director Founding partner of AR Global Previously served as Senior VP of sales and leasing for American Financial Realty Trust Served as president of the Board of Directors of the Real Estate Investment Securities Association (n/k/a ADISA)

14 Legal Notice

15 Disclaimer References in this presentation to the “Company,” “we,” “us” and “our” refer to Healthcare Trust, Inc. (“ HTI”) and its consolidated subsidiaries. The statements in this presentation that are not historical facts may be forward - looking statements. These forward - looking state ments involve risks and uncertainties that could cause actual results or events to be materially different. Forward - looking statements may include, but are not limited to, statements regarding stockholder liquidity and investment value and returns. The words “anticipates,” “believes,” “expects,” “estimates, ” “ projects,” “plans,” “intends,” “may,” “will,” “would” and similar expressions are intended to identify forward - looking statements, although not all forward - loo king statements contain these identifying words. Actual results may differ materially from those contemplated by such forward - looking statements, including th ose set forth in the section titled Risk Factors of HTI’s Annual Report on Form 10 - K for the year ended December 31, 2020 filed on March 30 , 2021, the Company's Quarterly Reports on Form 10 - Q filed on May 14, 2021 and August 13, 2021 and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in HTI’s subsequent reports. Please see pages 16 and 17 for further information. Further, fo rwa rd - looking statements speak only as of the date they are made, and HTI undertakes no obligation to update or revise any forward - looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law. This presentation includes estimated projections of future operating results. These projections were not prepared in accordan ce with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections. This information is not fact and should not be relied upon as being necessarily indicative of future results; the projections were pr epared in good faith by management and are based on numerous assumptions that may prove to be wrong. Important factors that may affect actual results an d cause the projections to not be achieved include, but are not limited to, risks and uncertainties relating to the company and other factors described in the section titled Risk Factors of HTI’s Annual Report on Form 10 - K for the year ended December 31, 2020 filed on March 30 , 2021, the Company's Quarterly Reports on Form 10 - Q filed on May 14, 2021 and August 13, 2021 and all other filings with the SEC after that date. The projections also reflect assumptions as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the estimates. Accordin gly , there can be no assurance that the estimates will be realized. This presentation includes certain non - GAAP financial measures, including net operating income (“NOI”). NOI is a non - GAAP measur es of our financial performance and should not be considered as alternatives to net income as a measure of financial performance, or any other pe rfo rmance measure derived in accordance with GAAP and they should not be construed as an inference that our future results will be unaffected by unusual o r n on - recurring items. The reconciliations of net income to NOI for the applicable period are set forth on page 20 to this presentation. Securities Ratings A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at a ny time. Each rating agency has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating.

16 Forward Looking Statements Certain statements made in this presentation are “forward - looking statements” (as defined in Section 21E of the Exchange Act), w hich reflect the expectations of the Company regarding future events. The forward - looking statements involve a number of risks, uncertainties and other factor s that could cause actual results to differ materially from those contained in the forward - looking statements. Such forward - looking statements include, bu t are not limited to, market and other expectations, objectives, and intentions, as well as any other statements that are not historical facts. Our potential risks and uncertainties are presented in the section titled Risk in the section titled “Item 1A - Risk Factors” disc losed in our Annual Report on Form 10 - K for the year ended December 31, 2020 filed with the SEC on March 30, 2021, the Company's Quarterly Report on Form 10 - Q filed on May 14, 2021 as well as all other filings with the SEC after that date. We disclaim any obligation to update and revise statements contain ed in these materials to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. The following are some of the risks and uncertainties relating to us, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward - looking statements: • Our operating results are affected by economic and regulatory changes that have an adverse impact on the real estate market i n g eneral. • Our property portfolio has a high concentration of properties located in Pennsylvania, Iowa and Florida. Our properties may b e a dversely affected by economic cycles and risks inherent to those states. • Our Credit Facility restricts us from paying cash distributions on or repurchasing our common stock until we make an election to do so and are able to meet certain liquidity and leverage conditions, which is not assured, and there can be no assurance we will be able to resume pa ying distributions on our common stock, and at what rate, or continue paying dividends on our 7.375% Series A Cumulative Redeemable Perpetual Preferred St ock and our 7.125% Series B Cumulative Redeemable Perpetual Preferred Stock at their current rates. • Our Credit Facility restricts our ability to use cash that would otherwise be available to us, and there can be no assurance our available liquidity will be sufficient to meet our capital needs. • We are subject to risks associated with a pandemic, epidemic or outbreak of a contagious disease, such as the ongoing global COV ID - 19 pandemic, including negative impacts on our tenants and operators and their respective businesses. • In the Company's SHOP portfolio, due to the COVID - 19 pandemic, occupancy had trended lower since March 2020 and the declines onl y recently began to level off in June 2021 and, starting mid - March 2020, operating costs began to rise materially, including for services, labor and personal protective equipment and other supplies. At our SHOP facilities, we bear these cost increases. These trends accelerated begin nin g in the second quarter of 2020 and continued into 2021. There can be no assurance, however, that future developments in the course of the pandemic w ill not cause further adverse impacts to the Company’s occupancy and cost levels, and these trends may continue to impact the Company and have a ma ter ial adverse effect on the Company’s revenues and income in other quarters.

17 Forward Looking Statements (Continued) • No public market currently exists, or may ever exist, for shares of our common stock and our shares are, and may continue to be, illiquid. • In owning properties we may experience, among other things, unforeseen costs associated with complying with laws and regulati ons and other costs, potential difficulties selling properties and potential damages or losses resulting from climate change. • We focus on acquiring and owning a diversified portfolio of healthcare - related assets located in the United States and are subje ct to risks inherent in concentrating investments in the healthcare industry. • The healthcare industry is heavily regulated, and new laws or regulations, changes to existing laws or regulations, loss of l ice nsure or failure to obtain licensure could result in the inability of tenants to make lease payments to us. • We depend on tenants for our rental revenue and, accordingly, our rental revenue is dependent upon the success and economic v iab ility of our tenants. If a tenant or lease guarantor declares bankruptcy or becomes insolvent, we may be unable to collect balances due under relevant leases. • We assume additional operational risks and are subject to additional regulation and liability because we depend on eligible i nde pendent contractors to manage some of our facilities. • We have substantial indebtedness and may be unable to repay, refinance, restructure or extend our indebtedness as it becomes due . Increases in interest rates could increase the amount of our debt payments. We may incur additional indebtedness in the future. • We depend on the Advisor and Property Manager to provide us with executive officers, key personnel and all services required for us to conduct our operations. • All of our executive officers face conflicts of interest, such as conflicts created by the terms of our agreements with the A dvi sor and compensation payable thereunder, conflicts allocating investment opportunities to us, and conflicts in allocating their time and attention to our mat ters. Conflicts that arise may not be resolved in our favor and could result in actions that are adverse to us. • We have long - term agreements with our Advisor and its affiliates that may be terminated only in limited circumstances and may re quire us to pay a termination fee in some cases. • Estimated Per - Share NAV may not accurately reflect the value of our assets and may not represent what a stockholder may receive on a sale of the shares, what they may receive upon a liquidation of our assets and distribution of the net proceeds or what a third party may pay to acquire us . • The stockholder rights plan adopted by our board of directors, our classified board and other aspects of our corporate struct ure and Maryland law may discourage a third party from acquiring us in a manner that might result in a premium price to our stockholders. • Restrictions on share ownership contained in our charter may inhibit market activity in shares of our stock and restrict our bus iness combination opportunities. • We may fail to continue to qualify as a REIT.

18 Appendix

19 Definitions Annualized Straight - Line Base Rent : Represents the total contractual base rents on a straight - line basis to be received throughout the duration of the lease currently in place expressed as a per annum value . Includes adjustments for non - cash portions of rent . Cap Rate : Capitalization rate is a rate of return on a real estate investment property based on the expected, annualized straight - lined rental income that the property will generate under its existing lease during its first year of ownership . Capitalization rate is calculated by dividing the annualized straight - lined rental income the property will generate (before debt service and depreciation and after fixed costs and variable costs) and the purchase price of the property . The weighted average capitalization rate is based upon square feet . Cash Rent : Represents total of all contractual rents on a cash basis due from tenants as stipulated in the originally executed lease agreements at inception or any lease amendments thereafter prior to a rent deferral agreement (see slide 3 for further information) . “Original Cash Rent” refers to contractual rents on a cash basis due from tenants as stipulated in their originally executed lease agreement at inception or as amended, prior to any rent deferral agreement . We calculate “Original Cash Rent collections” by comparing the total amount of rent collected during the period to the original Cash Rent due . Total rent collected during the period includes both original Cash Rent due and payments made by tenants pursuant to rent deferral agreements . Eliminating the impact of deferred rent paid, we collected approximately 100 % of original Cash Rent due in the third quarter of 2021 . Leasing Pipeline : Includes ( i ) all leases fully executed by both parties as of November 15 , 2021 , but after September 30 , 2021 and (ii) all leases under negotiation with an executed LOI by both parties as of November 15 , 2021 . This represents one executed new lease totaling approximately 2 , 200 square feet and four LOIs totaling approximately 9 , 800 square feet . No lease terminations or expirations occurred during this period . There can be no assurance that the LOIs will lead to definitive leases or will commence on its current terms, or at all . Leasing pipeline should not be considered an indication of future performance . Lease Term Remaining : Current portfolio calculated from September 30 , 2021 . Weighted based on square feet . Net Debt : Total gross debt of $ 1 . 2 billion per slide 8 less cash and cash equivalents of $ 29 . 8 million as of September 30 , 2021 . NOI : Defined as a non - GAAP financial measure used by us to evaluate the operating performance of our real estate . NOI is equal to revenue from tenants, less property operating and maintenance . NOI excludes all other items of expense and income included in the financial statements in calculating net income (loss) . Net Leverage : Represents “Net Debt” as defined above as debt less cash and cash equivalents divided by total assets of $ 2 . 2 billion (which includes cash and cash equivalents) plus accumulated depreciation and amortization of $ 555 . 1 million as of September 30 , 2021 . Occupancy : For NNN and MOB properties, occupancy represents percentage of square footage of which the tenant has taken possession of divided by the respective total rentable square feet as of the date or period end indicated . For SHOP, occupancy represents total units occupied divided by total units available as of the date or period end indicated .

20 Reconciliation of Non - GAAP Metrics: NOI Nine Months Ended September 30, 2021 (In thousands) Medical Office Buildings Triple - Net Leased Healthcare Facilities Seniors Housing — Operating Properties Consolidated Revenue from tenants $ 79,839 $ 10,913 $ 155,850 $ 246,602 Property operating and maintenance (23,980) (1,993) (126,160) (152,133) NOI $ 55,859 $ 8,920 $ 29,690 94,469 Impairment charges (33,601) Operating fees to related parties (17,851) Acquisition and transaction related (2,453) General and administrative (13,318) Depreciation and amortization (59,390) Interest expense (36,016) Interest and other income 60 Gain on sale of real estate investments 2,284 (Loss) gain on non - designated derivatives (32) Income tax benefit (expense) (162) Net income attributable to non - controlling interests 229 Allocation for preferred stock (4,402) Net loss attributable to stockholders $ (70,183) Nine Months Ended September 30, 2020 (In thousands) Medical Office Buildings Triple - Net Leased Healthcare Facilities Seniors Housing — Operating Properties Consolidated Revenue from tenants $ 77,970 $ 11,934 $ 200,830 $ 290,734 Property operating and maintenance (23,106) (1,850) (158,233) (183,189) NOI $ 54,864 $ 10,084 $ 42,597 107,545 Impairment charges (32,842) Operating fees to related parties (17,969) Acquisition and transaction related (680) General and administrative (14,622) Depreciation and amortization (60,589) Interest expense (38,677) Interest and other income 43 Gain on sale of real estate investments 2,306 (Loss) gain on non - designated derivatives (45) Income tax expense (benefit) (78) Net income attributable to non - controlling interests (223) Preferred stock dividends (2,224) Net loss attributable to stockholders $ (58,055)

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